Exhibit 99.2

NI 43-101 TECHNICAL REPORT PERTAINING TO THE:

ABIGAIL PROPERTY

Nemiscau Area
Northern Quebec, Canada

Lac des Montagnes Volcanic Belt,
NTS 32O12, 32O13
Effective date of the technical report:
November 4, 2011

Prepared for:

Tucana Lithium Corp.

Prepared by: Donald Théberge, P.Eng., Ing., M.B.A.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

CERTIFICATE OF QUALIFIED PERSON

I, Donald Théberge, Eng., M.B.A, do hereby certify that:

a)	I am registered under the name Solumines, and my business place is located at 54 De La Vigie, Lévis, Province of Quebec, G6V 5W2;

b)
I am the qualified person, responsible for the preparation of all the sections of the technical report entitled “NI 43-101 Technical Report pertaining to the Abigail property, Nemiscau Area, Northern Quebec, Canada.  Lac des Montagnes Volcanic Belt NTS 32O12, 32O13, prepared for Tucana Lithium Corp.” dated November 4, 2011;

c)
I graduated with a degree in geological engineering from the University du Québec at Chicoutimi in 1978.  I obtained a Master of Business Administration (M.B.A.) from Laval University in 1994.  I am a member in good standing of the Ordre des Ingénieurs du Québec, No. 32368, and of the Professional Engineers of Ontario (licence # 100166433).  I have worked as a geological engineer since my graduation in 1978.  My pertinent experience for the Abigail project was acquired during the three years I worked for Serem as a project geologist (1978-1981), Agnico-Eagle as a senior geologist (1982 to 1989), Natural Resources Canada as a technical inspector for the C.E.I.P. program (1989-1990), and several junior exploration companies as a consultant on many mandates;

d)
I visited the property on October 8, 2011.  One day was required for the site visit. I visited the outcrops within walking distance of the Route du Nord.  I did not visit outcrops located too far away; however, I did examine witness samples taken during the geological survey completed in July by Nemaska Exploration geologists.

e)	I am responsible for all the sections of the technical report;

f)	I am independent of the issuer in accordance with Article 1.5 of National Instrument 43-101 (NI 43-101);

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

g)
I have read the definition of “qualified person” set out in NI 43-101 on standards of disclosure for mineral project, and certify that by reason of my education, affiliation with a professional association (as defined in NI 43-101) and past relevant work experience, I fulfill the requirements to be a “qualified person” for the purposes of NI 43-101;

h)	I have read NI 43-101 and Form 43-101F1, and the Technical Report has been prepared in compliance with that Instrument and Form;

I)	As of November 4, 2011, to the best of my knowledge, information and belief, the Technical Report contained all the scientific and technical information that is required to be disclosed to make the Technical Report not misleading.

     .

Dated November 4, 2011,

________________________
Donald Théberge, Eng., M.B.A.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

TABLE OF CONTENTS

CERTIFICATE OF QUALIFIED PERSON	2
ILLUSTRATIONS	6

1.0) SUMMARY	8

2.0) INTRODUCTION	12
2.1) RECIPIENT	12
2.2) TERMS OF REFERENCE	12
2.3) SOURCE OF DATA AND INFORMATION	12
2.4) SCOPE OF THE PERSONAL INSPECTION BY THE QUALIFIED PERSON	12
2.5) UNITS USED IN THIS REPORT	13

3.0) RELIANCE ON OTHER EXPERTS	13

4.0) PROPERTY DESCRIPTION AND LOCATION	13
4.1) AREA	13
4.2) LOCATION	13
4.3) TYPE OF MINERAL TENURE	13
4.4) NATURE AND EXTENT OF THE ISSUER’S TITLES	15
4.5) PROPERTY BOUNDARIES	15
4.6) ROYALTIES	15
4.7) ENVIRONMENTAL LIABILITIES	17
4.8) REQUIRED PERMITS	17
4.9) SIGNIFICANT FACTORS AND RISKS	17

5.0) ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY	17
5.1) TOPOGRAPHY, ELEVATION, VEGETATION AND DRAINAGE	17
5.2) ACCESSIBILITY	18
5.3) INFRASTRUCTURE	18
5.4) CLIMATE	18

6.0) HISTORY	19
6.1) OWNERSHIP HISTORY	19
6.2) WORK DONE BY THE MRNFQ	19
6.3) WORK DONE BY MINING COMPANIES	22
6.4) MINERAL RESOURCES AND MINERAL PRODUCTION FROM THE PROPERTY	22

7.0) GEOLOGICAL SETTING AND MINERALIZATION	23
7.1) REGIONAL GEOLOGY	23
7.2) LOCAL GEOLOGY	23
7.3) PROPERTY GEOLOGY	26
7.4) MINERALIZED ZONES	26

8.0) DEPOSIT TYPES	27

9.0) EXPLORATION	28

10.0) DRILLING	29

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11.0) SAMPLE PREPARATION, ANALYSES AND SECURITY	32
11.1) SAMPLING METHOD	32
11.2) SAMPLE PREPARATION	32
11.3) SAMPLE ANALYSIS	32
11.4) QUALITY CONTROL PROCEDURES	33
11.5) AUTHOR OPINION ON THE ADEQUACY OF SAMPLE PREPARATION, SECURITY AND ANALYTICAL PROCEDURE	33

12.0) DATA VERIFICATION	34

13.0) MINERAL PROCESSING AND METALLURGICAL TESTING	34

14.0) MINERAL RESOURCE ESTIMATES	34

15 TO 22: DO NOT APPLY TO THE ABIGAIL PROPERTY	34

23.0) ADJACENT PROPERTIES	34

24.0) OTHER RELEVANT DATA AND INFORMATION	34

25.0) INTERPRETATION AND CONCLUSIONS	35

26.0) RECOMMENDATIONS	36

27.0) REFERENCES	38
27.1) MRNFQ REPORTS	38
27.2) ASSESSMENT REPORTS	39
27.3) GEOSCIENTIFIC PAPERS	40

List of Figures
Figure 1: Location Map and Regional Facilities	14
Figure 2: Claims Map	16
Figure 3: Total Field Magnetic Survey	20
Figure 4: Gradiometric Magnetic Survey	21
Figure 5: Regional Geology	24
Figure 6: Local Geology and Diamond Drilling	25
Figure 7: Property Geology and outcrops visited	30
Figure 8: Samples location	31

List of Tables
Table 1: Obligations to Fulfill to Obtain a 100% Interest	15
Table 2: Table of Formations	23
Table 3: Nisk-1 Resource	27
Table 4: Budget	37

List of Schedules

Schedule 1: Claims description

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Illustrations

Pegmatite outcrop on the property

Close-up of a pegmatite outcrop

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Sample 18070, containing molybdenite (MoS2)

Nemaska facilities at CCDC camp at Nemiscau

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

1.0) SUMMARY

The Abigail property is made up of 222 claims in one claim block, totalling 11,244.52 ha.  It is located in the Nemiscau area of Quebec, and more precisely in NTS 32O12 and 32O13.  The claims are 100% registered to the name of Tucana Exploration Inc., a wholly owned subsidiary of Tucana Lithium Corp.  The claims will expire between January 11 and May 2012.  Exploration work in the amount of $266,400 will be required on the next renewal, along with $11,766 in mining duties.

On November 29, 2010, Oteegee Innovations Inc., now Tucana Lithium Corp., signed an agreement with a group of prospectors to acquire a 100% interest in the Abigail property.  The agreement calls for cash payments of $250,000 over the first 180 days, and the issuance of 15 million common shares of Oteegee.  The remainder of the agreement calls for additional cash payments of $1,250,000 and the issuance of 5 million common shares, ending with the production of a bankable feasibility study.  The group of prospectors remains entitled to a 3% NSR on any commercially producing mineral deposit located on the property.

The property is easily accessible, being traversed by the Route du Nord, a main regional road that links the town of Chibougamau, 300 km south, to the village of Nemaska.  Because of its size, parts of the property must be accessed by boat, using the network of lakes and rivers, and by foot.  Several parts of the property will probably require helicopter support, being too isolated.  There are no mining infrastructures on the property.  Room and board are provided by CCDC Relais Routier Nemiscau, 23 km west of the property.  The Nemiscau airport, located 30 west of the property, is serviced by Air Creebec and chartered flights.  To the knowledge of the author, there are no environmental liabilities pertaining to the Abigail property, nor are there any significant factors or risks that could affect access, title, or the right or ability to perform work on the property.  Finally, at this latitude, there is no permafrost.

The original claims were map-designated in 2010 by a group of prospectors, and bought in November of that same year by Oteegee Innovations.  Historical work done by the Quebec Ministry of Natural Resources can be summarized by two reports.  The first is a description of the geology of the area accompanied by a geological map, and was released in 1975 as RG 158.  This report outlined the geology of the whole area, including the Lac des Montagnes volcanic belt found on the south part of the property.  The other survey was released in 2011 and consisted of an airborne magnetic/gradiometric survey that outlined several magnetic lineaments on the property.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Only two mining companies can be considered to have performed historical work on the property,  the SDBJ in 1981, with an EM-Input airborne survey, and Westmin from 1986 to 1988, with airborne Dighem survey and minor ground work, mainly prospection and VLF-EM survey.  The Dighem survey revealed EM anomalies along a major magnetic lineament, which crosses the south part of the property.  Up until now, no drill holes have been reported on the property.

From a geological standpoint, the property can be divided in two parts: north and south of the Route du Nord.  The part north of Route du Nord is mainly underlain by paragneiss and diorites, with granite and granodiorites in the extreme north part of the property.  Remnants of basaltic flows have been recognized in the paragneiss.  This paragneiss is in fact made up of metamorphosed sediments and probably represents a Precambrian sedimentary basin.

The part of the property south of the Route du Nord is mainly underlain by the Lac des Montagnes Formation, a metamorphosed greenstone belt composed of biotite, sillimanite and stauride-bearing schist.  Ultramafic to felsic flows along with ultramafic intrusions can be recognized in places in the Lac des Montagnes Formation.  A diabase dyke crosses the western part of the property in a NW/SE direction, and an unexplained circular magnetic structure is observed just to the SE of the property.

To date, mineralized zones have yet to be discovered on the property.  However, the Whabouchi lithium deposit, owned by Nemaska Exploration, lies just 3 km west of the south part of the property.  Five deposit types can be considered to guide exploration of the property; they are as follows:
-Lithium (spodumene)-bearing pegmatites;
-Magmatic nickel sulphide deposits associated with an ultramafic intrusion;
-Volcanogenic massive sulphide (VMS) deposits;
-Uranium and associated elements in pegmatites;
-Chromite deposits.

In June 2011, a reconnaissance geology program was carried out on the property by Nemaska Exploration Inc. on behalf of Tucana.  More than 2,000 GPS points were recorded and 39 samples were taken and analyzed.  Two samples returned slightly anomalous results.  The first, numbered 18070, is from a pegmatite visually containing 1% Mo, which returned 292 ppm Mo and 466 ppm Rb.  The second, numbered 18005, is from a pink pegmatite and returned 151.5 ppm Nb, 24 ppm Sm and 147.5 ppm Ta.  No drilling has been done by Tucana since it purchased the property.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

The author has reviewed the sample preparation, security and analytical procedure for the samples taken during last summer on the Abigail property.  The author is the opinion that no breach of security occurred and that Nemaska took all the necessary steps to keep the samples secure.  Preparation and analytical procedures were standard industry practice and adapted to the type of mineral sought.  Finally, the author is of the opinion that the results obtained are sound and reliable and were obtained according to industry standards.  During the site visit, the author verified several outcrops and all the witness samples taken during the geological survey.  All the observations made by the Nemaska geologist correspond to those of the author.  The author is of the opinion that the data obtained by Tucana through the geological survey completed by Nemaska geologists is sound and reliable.

The Abigail property is an early stage exploration property.  However, it covers highly prospective ground, lying just 3 km east of the Whabouchi lithium deposit owned by Nemaska Exploration.  The most recent work by the Quebec Ministry of Natural Resources consists of a magnetic/gradiometric airborne survey released in 2011.  This survey covers the whole area, including of course the Abigail property.

This survey is important, because it outlines the main magnetic features of the property.  We observe at least three families of magnetic lineaments.  The first is oriented at about 070°, and outlines the north boundary of the Lac des Montagnes volcanic belt.  The second is oriented at approximately 040° and is located in the paragneiss.  The third is oriented NW/SE and has been mapped in the field as a regional diabase dyke.

At this point, the most interesting magnetic feature is the magnetic lineament located on the south part of the property, which seems to outline the north boundary of the volcanic belt.  In 1987, Westmin detected several Dighem EM anomalies along this lineament, but did not follow up.  This horizon can be fertile, mainly for sulphide-type mineralization.

The geological reconnaissance survey conducted last summer by Nemaska Exploration on the north part of the property revealed two pegmatites with anomalous values.  One visually containing 1% Mo returned 292 ppm Mo and 466 ppm Rb, and the other returned 151.5 ppm Nb, 24 ppm Sm and 147.5 ppm Ta.  These are anomalous results that should be more thoroughly investigated.

In conclusion, even at this early stage, we can see that Abigail property has a good potential, both for rare earths in pegmatites and for sulphide deposits in volcanics.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

To fully explore the potential of the property, a two-phase program is recommended.  It is described in the proposed budget shown below:

Phase I (Compilation, geophysical and geological surveys and sampling with 2000 m of drilling)
Work	Quantity	Unit	Unit cost	Total
Compilation of the EM Input (SDBJ) and Dighem (2007) anomalies (location of anomalies and interpretation)				$10,000

Line cutting (cut every 100 m and picketed every 25 m) on the main coincident Mag and EM anomalies. Provision of 125 km	125	km	$550	$68,750

Ground geophysics, EM (MaxMin) and Mag	125	km	$350	$43,750

Geology and prospecting on the cut lines and on the north part of the property (including room and board, transportation, etc.)				$100,000

Stripping, trenching and sampling, all inclusive				$50,000

Drilling on the target to be defined ($225/m, all inclusive)	2,000	m	$225	$450,000

Report update, NI 43-101 and for statutory purposes				$10,000

Contingency, estimated at 10%				$7,250

			Total Phase I		$805,750

Phase II
Provision of 5,000 m of drilling to test the targets defined during Phase I	5000	m	$225	$1,125,000

Report update, NI 43-101 and for statutory purposes				$12,000

Contingency, estimated at 10%				$113,700
			Total Phase II		$1,250,700

			Total Phases I and II		$2,056,450

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

2.0) INTRODUCTION

2.1) Recipient

An NI 43-101 technical report on the Abigail property has been prepared at the request of Tucana Lithium Corp. (“Tucana”).

2.2) Terms of Reference

This report provides a summary of the scientific and technical information concerning the exploration activities, both historical and recent, carried out on the Abigail property.  Tucana may use this report for the purpose of raising exploration funds, as requested by the regulatory authorities.

2.3) Source of Data and Information

This report is based on the documentation provided by Tucana and the statutory work filed with the Quebec Ministry of Natural Resources and Wildlife (MRNFQ).  A complete and detailed list of the documentation used is given in Item 27.0, “References”.

2.4) Scope of the Personal Inspection by the Qualified Person

The author visited the property on October 8, 2011.  One day was required for the site visit. The outcrops within walking distance from the Route du Nord were visited.  Outcrops located too far away were not visited, but witness samples taken during the geological survey completed in July by Nemaska Exploration geologist were examined.  This information is judged reliable by the author, as Nemaska is an exploration company not related to Tucana.  No samples were taken or sent for analysis.

Pictures taken during the site visit are included at the beginning of this report under the item “Illustrations”.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

2.5) Units Used in This Report

Unless otherwise indicated, the units used in this report are in the metric system, amounts are in Canadian dollars, and coordinates are in the UTM system, NAD83, Zone 18.

3.0) RELIANCE ON OTHER EXPERTS

The author did not rely on any other expert in the production of this report.  Donald Théberge, Eng., M.B.A., the author of the report, is responsible for all the sections of this technical report.

4.0) PROPERTY DESCRIPTION AND LOCATION

4.1) Area

The property is made up of one claim block totalling 11,844.52 ha.

4.2) Location

The property is located in NTS sheets 32O12 and 32O13.  It is made up of 222 claims.  Property is approximately centered on UTM coordinates 447,051E / 5,731,194N.  Property localization is illustrated at Figure 1, “Location Map and Regional Facilities”.

4.3) Type of Mineral Tenure

The Abigail property is made up of 222 map-designated claims totalling 11,844.52 ha.  All the claims are registered in the name of Tucana Exploration Inc., a wholly owned subsidiary of Tucana Lithium Corp.  The claims will expire between January 11 and May 5, 2012.  Exploration work in the amount of $266,400 will be required for the next renewal, along with $11,766 in mining duties.  At present, no exploration work is accumulated on the claims.  However, the geological survey done by Nemaska Exploration Inc. on behalf of Tucana will be recorded in the near future.  The claims are described in Schedule 1, "Claims Description", and illustrated in Figure 2, "Claims Map".

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Figure 1: Location Map and Regional Facilities

Réservoir Opinaca
Guérite
Campement de l'Eastmain
Centrale de l'Eastmain-1
Centrale de l'Eastmain-1-A
Route Muskeg-Eastmain-1
Aérodrome Opinaca (fin 2008)
Poste Muskeg
Réservoir de l'Eastmain 1
Voir agrandissement
Campement de la Rupert
Campement de la Nemiscau
Nemaska
Poste de la Nemiscau
Poste Albanel
Biefs Rupert (projetés)
Route du Nord (gravier)
Route de la Baie-James
Relais routier km 257
Campement Oujeck
km 234 (Route d'accès aux travaux du barrage de la Rupert)
Route d'accès à la mine Troilus
Mistissini
Lac Mistassini
Oujé-Bougoumou
Chibougamau
Chapais
Poste de Chibougamau
Poste d'Abitibi
Waswanipi
Desmaraisville
Miquelon
QUÉBEC
km 464
km 440
km 395
km 394
km 372
km 381
km 350
km 323
km 274
km 257
km 237
km 232
km 189
km 80
km 38
km 37
km 48
km 286
km 238
km 221
km 132
km 107
km 86
km 72
km 0 de la route du Nord
km 0 de la route de la Baie-James

Claims

0 2 4 km
Scale

Tucana Lithium Inc.

LOCATION MAP AND REGIONAL FACILITIES

ABIGAIL PROPERTY

PREPARED BY: *SOLUMINES*
DATE: *2011/11/02*

Figure 1

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

4.4) Nature and Extent of the Issuer’s Titles

On November 29, 2010, an agreement was signed between Oteegee Innovations Inc., now Tucana Lithium Corp., and a group of prospectors represented by Alain Champagne (‘’Champagne’’).  Tucana bought 100% interest in the Abigail property, at the following conditions:

Table 1: Obligations to Fulfill to Obtain a 100% Interest

	Common Shares of Tucana	Cash $
At signature of the agreement	15M
90 days from signature of the agreement		$100,000
180 days from signature of the agreement		$150,000
After incurring a total of $2.5M in exploration	1M	$250,000
After incurring a total of $5M in exploration	1M	$250,000
On production of a feasibility study	1M	$250,000
On production of a bankable feasibility study	2M	$500,000

Tucana also had to secure a minimum financing of $300,000 for an initial exploration program to begin no later than May 16, 2011.

4.5) Property Boundaries

The property boundaries have not been surveyed.  They do not need to be surveyed as they are already determined based on the NTS1 coordinates system.

4.6) Royalties

Champagne Group is entitled to a 3% NSR2 on any commercially producing mineral deposit located on the property.

1 NTS: National topographic system
2 NSR: Net smelter return

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Figure 2: Claims Map

Source: Ressources naturelles et Faune Québec
Legend
Power Lines
Roads
Nisk-1 deposit
Whabouchi deposit
Exploration allowed under specific conditions
Exploration prohibited
Claims
Nemaska 35 Km
Whabouchi deposit
Nick-1 deposit
Chibougamau 250 Km
NEMASKA EXPLORATION INC.
Resources (NI 43-101, May 2010)
Measured + indicated: 9.8 MT @ 1.63% Li₂O, 449 ppm BeO
Inferred: 15.4 MT @ 1.57% Li₂O, 420 ppm BeO
http://www.nemaskaexploration.com/en/Our-Properties/Whabouchi
NISK-1
Measured : 1,250,000 T
SCALE
Tucana Lithium Inc.
CLAIMS MAP
ABIGAIL PROPERTY
PREPARED BY: SOLUMINES
Figure 1

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

4.7) Environmental Liabilities

To the knowledge of the author, there are no environmental liabilities pertaining to the Abigail property.

4.8) Required Permits

The only permit required to conduct exploration work on the property is the usual forestry management permit.  Tucana must also comply with all the environmental laws and regulations that may apply to the type of work done.

4.9) Significant Factors and Risks

To the knowledge of the author, there are no significant factors or risks that could affect access, title or the right or ability to perform work on the property.

5.0) ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY

5.1) Topography, Elevation, Vegetation and Drainage

The topography of the area is relatively hilly, with elevations ranging from 275 to 415 m above sea level.  Hills are usually due to more competent rocks, mainly diabase dykes and pegmatites.  About 20% of the property is covered by lakes and rivers.  A forest fire devastated the area several years ago.  The property is covered by a taiga type forest, which is mainly made up of spruce and lichens.  Glacial deposits exist in the form of unsorted boulders and till.  Overburden depth varies from 0 to 25 m.  At this latitude there is no permafrost.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

5.2) Accessibility

The south central part of the property is traversed by the “Route du Nord”.  This permanent gravel road originates in the town of Chibougamau approximately 300 km to the SSE, and leads to the village of Nemaska and the Route de la Baie James.  Because the Route du Nord is the only road crossing the property, a helicopter and/or a boat must be used to access certain parts of the property.  A Hydro-Quebec powerline is located on the property, along the Route du Nord.  Figure 1 shows the location of the property relative to the facilities in this area.

5.3) Infrastructure

There is no mining infrastructure on the property.  However, Hydro-Quebec has several facilities in the area of the property, including the Albanel and Nemiscau substations.  The CCDC (Cree Construction and Development Corporation) Nemiscau Relais Routier, located 23 km to the west, can be used to house workers and service the property.  The Nemiscau airport, located 30 km west of the property, is serviced by Air Creebec and chartered flights.

5.4) Climate

The prevailing climate in the Abigail property area is subarctic, with moderate continental precipitation.  There is no permafrost, but the ground can freeze to a depth of 2 m.  Winter temperatures can reach as low as -40°C.  The months of December, January and February and the first half of March are particularly cold, with temperatures averaging -20°C.  Summer temperatures average around 15°C.  Average annual precipitation is 800 mm.  These are normal conditions for northern Quebec, and do not hamper either exploration or mining work.

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6.0) HISTORY

6.1) Ownership History

In 2010, the Abigail property was acquired by the Champagne group by staking.  Nicole Arpin designated 160 cells and Alain Champagne designated 62 cells for a total of 222 cells.  Later during that same year, in November 2010, Oteegee Innovations Inc., now Tucana Lithium Corp., bought the Abigail property under the terms of an agreement described in Item 4.4 of this report.

6.2) Work Done by the MRNFQ

The work done by the MRNFQ consisted of geological mapping by Valiquette, first reported in RP 500(a) and RP 518(a), two reports that were combined in 1975 into RG 158.  The geology of the property as shown in the figure entitled “Property Geology and Diamond Drilling” is from the geological survey done by Valiquette.  The Valiquette map is the only published geological map that covers the area to date.

Around 1997-98, the MRNFQ released the results of a large-scale lake bottom sediment survey.  The results are now included in the MRNFQ Sigeom database.  In 2010, the results of a re-analysis of more than 27,000 samples collected in the James Bay area were published.  This re-analysis was done with a more precise analytical method than the one first used, with a lower detection limit.

Finally, in 2011, an airborne magnetic and gradiometric survey was completed by Goldak Airborne Surveys on behalf of the MRNFQ.  Flights lines were oriented north/south with a spacing of 250 m and east/west control lines every 2,500 m.  Unfortunately, the EM was not flown.  The purpose of this survey was to find magnetic anomalies for kimberlite targets.  Three kimberlite targets were discovered in the immediate vicinity of the Abigail property, from one to three kilometres to the north/west.  The results of this survey were disclosed in report DP 2011-02, and are illustrated in Figure 3, Total Field Magnetic Survey”, and Figure 4, “ Gradiometric Magnetic Survey”.

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Figure 3: Total Field Magnetic Survey

General location
Abigail property
440000 m E
445000 m E
450000 m E
455000 m E
5735000 m N
5730000 m N
Tuvana Lithium inc.
Abigail property
Total Field Magnetic Survey
Property boundary
Source : DP 2011-02
By : Donald Théberge
Coordinates : UTM NAD83, zone 18
Date : October 2011
File : mag_abigail_111024
N
0
5
10 km
1 : 100 000

Figure # 3

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TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Figure 4: Gradiometric Magnetic Survey

General location
Abigail property
440000 m E
445000 m E
450000 m E
455000 m E
5735000 m N
5730000 m N
Tuvana Lithium inc.
Abigail property
Gradiometric Magnetic Survey
Property boundary
Source : DP 2011-02
By : Donald Théberge
Coordinates : UTM NAD83, zone 18
Date : October 2011
File : gradient_abigail_111024
N
0
5
10 km
1 : 100 000

Figure # 4

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6.3) Work Done by Mining Companies

In 1981, the SDBJ completed an EM-Input and magnetic survey covering all the property and reported under GM 38445.  This is the only exploration work reported on the part of the property north of the Route du Nord.  South of that same road, the only work reported was done by Westmin Resources from 1986 to 1988.

In 1986, Westmin carried out some prospecting and several EM-VLF traverses to try to locate Input anomalies identified by the SDBJ survey of 1981.  In 1987, Westmin did an airborne Dighem III and magnetic survey.  In a report dated November 1987, Betz interpreted the Dighem III survey as follows: “Several magnetic and electromagnetic trends were established, among which there were three definite bedrock conductors.  The co-linear aspect of these conductors, combined with the large electrical conductance and direct magnetic response, is highly suggestive of lenses of massive sulphides along a common geological contact”1.

These anomalies are located in part on the Abigail property, and are associated with a magnetic lineament.  Westmin did not report any follow-up on these anomalies.  No historical drilling has been recorded on the Abigail property.

6.4) Mineral Resources and Mineral Production from the Property

Mineral resources have never been estimated, and no production has ever occurred on the Abigail property.

3Betz, J., (1987): Geophysical Review and Recommendations, Lac Noir Claim Block Nemiscau Project, Québec.
Westmin Resources, GM 46064.

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7.0) GEOLOGICAL SETTING AND MINERALIZATION

7.1) Regional Geology

The Abigail property is located in the north-eastern part of the Superior Province, which itself lies in the heart of the Canadian Shield.  The Superior Province extends from Manitoba to Quebec, and is mainly made up of Archean rocks.  The general metamorphism is at the greenschist facies, except in the vicinity of intrusive bodies, where it can go to the amphibolite-to-granulite facies.  According to Card and Ciesielski (1986), the area covered by the property is located in the Opinaca or Nemiscau sub-province.  The regional geology is illustrated in figure 5: “Regional Geology”

7.2) Local Geology

The Abigail property is located in a gneissic formation, between the Lac des Montagnes volcano-sedimentary belt and the Champion Lake granitoid.  The geology of this area is not well known.  However, the geological maps by Valiquette reveal the presence of basalt and/or amphibolite remnants in a gneissic formation intruded by granites.  The geological formations strike at 045º and, like all the rocks of this area with the exception of the pegmatites, are strongly deformed.  The position of the property relative to the Lac des Montagnes belt and the Champion Lake terrains is shown in Figure 6, “Local Geology and Diamond Drilling”.  The geological formations in the area are summarized as follows:

Table 2: Table of Formations

Pleistocene and Holocene	Moraines, eskers, alluvial deposits, reticulated peat bogs, morainic belts
11: Diabase
10: Pegmatites a) White with muscovite, tourmaline, garnet and magnetite b) Pink, with microcline
9: White and pink granite
8: Grey hornblende-oligoclase granite with phenocrists of pink microcline
7: Ultramafic rocks: Serpentinites, tremolite rocks
6: Hornblende-plagioclase gneiss
5: Metasomatic anthophyllite-cordierite rocks
4: Paragneiss or biotite schists; garnet-biotite schists; porphyroblastic schist:
Garnet, sillimanite, biotite
Garnet, cordierite, biotite
Garnet, andalousite, biotite
Staurotide, sillimanite, andalousite, biotite
Sillimanite, cordierite, andalousite, biotite
Amphibole paragneiss

3: Quartz-rich paragneiss; sillimanite, sericite and quartz schist; impure quartzite
2: Pillowed metavolcanic amphibolites
1: Oligoclase gneiss

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Figure 5: Regional Geology

Bienville
La Grande
Ashuanipi
Chisasibi
Radisson
Sakami
La Grande
Wemindji
Baie
James
Eastmain
Opinaca
ANCIENNE MINE EASTMAIN
Nemaska
Waskaganish
Nemiscau
Opatica
MINE TROILUS
Ontario
Québec
Opatica
Mistissini
Province du Grenville
Abitibi
Matagami
Oujé-Bougoumou
Waswanipi
Chapais
Chibougamau
Route
Route d'hiver
Roches kimberlitiques
Mines
Propriété Abigail
km
Paléozoïque
Roches sédimentaires
Protérozoïque
Roches sédimentaires clastiques et dolomitiques
Dykes de diabase
Archéen
Granite et paragneiss
Paragneiss
Tonalite, monzodiorite et monzonite
Gabbro et diorite
Séquence volcano-sédimentaire
Granulite
Socle tonalitique (gneiss et tonalite)

Tucana Lithium Inc.

REGIONAL GEOLOGY

ABIGAIL PROPERTY

PREPARED BY: *SOLUMINES*

DATE: *2011/11/02*

Figure 5

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Figure 6: Local Geology and Diamond Drilling

Granodiorite porphyrique à microcline
Granite
Gneiss
Granite à oligoclase et à hornblende, porphyrique
Granite à plagioclase et à hornblende
Paragneiss et schiste à quartz et à biotite
Amphibolite
Schiste à biotite,sillimanite,staurotide et grenat
Gneiss et granitoïdes et diorite migmatisés
Basalte
Paragneiss
Paragneiss riche en quartz
Pegmatite à muscovite, à tourmaline et à grenat
Roche métasomatique à cordiérite et anthophyllite
Roches intrusives ultramafiques
Diabase
5750000 m N
5740000 m N
5730000 m N
5720000 m N
5710000 m N
18005
151.5 ppm Nb, 24 ppm Sn, 147.5 ppm Ta
18070
292 ppm Mo, 466 ppm Rb (Grab sample)
LAC ARQUES-SW
1 189 ppm ThO2, 565 ppm U3O8
1,6 % Cu, grab sample
LAC SILLIMANITE
4.7 g/t Au grab sample, >0.8% As grab sample
CHROMITE
39.4% Cr2O3 Grab sample
36.55% Cr / 1.05 m in chips samples
LAC VALIQUETTE
Up to 2.23% Ni, 1.42% Cu
1.59% Ni, 0.56% Cu / 3m
0.55% Ni, 0.19% Cu / 3m
NISK-1
Measured : 1,255,000
1.09% Ni, 0.56% Cu, 0.07%
1,11 g/t Pd, 0.20 g/t
Indicated : 783,000
1.00% Ni, 0.53% Cu, 0.06% Co
0.91 g/t Pd, 0.29 g/t Pt
Infered : 1,053,000
0.81% Ni, 0.32% Cu, 0.06% Co
1.06% g/t Pd, 0.50 g/t Pt *
LAC LEMARE-WEST
6.02% Cu
3.24% Cu
589 g/t Ag
WHABOUCHI PROPERTY
Tuvana Lithium inc.
Abigail property
Local Geology and Diamond Drill Holes
Diamond drill hole
Showing
Exploration Prohibited
Property Boundary
By : Donald Théberge
Coordinates : UTM NAD83, zone 18
Date : October 2011
File : geologie_abigail_111002.wor
N
0 2 4 6 km
1 : 175 000

WHABOUCHI PROPERTY

Hole #	Core length (m)	True width (m)	Li2O (%)	Be (ppm)	Rb (ppm)
WHA-09-03	100,92	80,8	1,45	147	not assayed
WHA-09-05	65,34	49,8	1,75	180	not assayed
WHA-09-07	57,56	48	1,4	113	not assayed
WHA-10-15	87,5	76,5	1,39	151	1244

Figure # 6

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7.3) Property Geology

From a geological standpoint, the property can be divided in two parts, the north and south of Route du Nord.  The part north of Route du Nord is mainly underlain by paragneiss and diorites, with granite and granodiorites in the extreme north part of the property.  Remnants of basaltic flows have been recognized in the paragneiss.  This paragneiss is in fact made of metamorphosed sediments and probably represent a Precambrian sedimentary basin.

The part of the property south of the Route du Nord is mainly underlain by the Lac des Montagnes Formation, a metamorphosed greenstone belt made of biotite, sillimanite and staurotide-bearing schist.  Ultramafic to felsic flows, along with ultramafic intrusions, can be recognized in places in the Lac des Montagnes Formation.

Finally, a diabase dyke crosses the western part of the property in a NW/SE direction, and an unexplained circular magnetic structure is observed just to the SE of the property.

7.4) Mineralized zones

To date, mineralized zones have yet to be discovered on the property.  However, the Whabouchi lithium deposit lies just 3 km west of the south part of the property. The NI 43-101 resource estimate for the Whabouchi deposit is given as follow on the Nemaska website (www.nemaskaexploration.com):

Resource Category	Metric tonnes	Grade Li2O (%)	Grade BeO (ppm)
Measured	1,885,000	1,60	458
Indicated	7,889,000	1,64	456
Total	9,774,000	1,63	449
Inferred	15,396,000	1,57	420

Please note that the qualified person was unable to verify this information, and that this information is not necessarily indicative of mineralization on the property.

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8.0) DEPOSIT TYPES

The geology of the property is relatively complex and unexplored.  At this point, five types of deposit may occur on the property.  They are described below:

●	Lithium (spodumene)-bearing pegmatites
In 1962-63, a lithium occurrence was discovered in a pegmatite close to the boundary of the gneissic formation and the Lac des Montagnes belt, about 3 km west of the Abigail property.  Values of up to 2.34% Li2O, 0.13% BeO/6.4 m and 2.63% Li2O, 0.16% BeO/6.4 m in Hole 14891 and 1.44% Li2O over 83.2 m in Hole 24042 were reported in GM 57880 by Canico.  Forty years later, Inco re-sampled the same pegmatite for its tantalum content and obtained 0.026% Ta over 1.0 m and 3.53% Li2O also over 1.0 m in channel samples.  This spodumene1-bearing pegmatite is now owned by Nemaska Exploration Inc., and is known as the Whabouchi property.  The resource estimate for Whabouchi deposit is given in the preceding item.

●	Magmatic nickel sulphide deposits associated with an ultramafic intrusion
In 2008, Golden Goose produced an updated resource estimate for the Nisk-1 deposit (Lac Levac property), located about 7 km SE of the property.  The Nisk-1 deposit is located close to the boundary between the gneissic formation and the Lac des Montagnes belt.  It is related to an ultramafic intrusion that cuts the surrounding rocks.  Nisk-1 was described by Pierre Trudel, Eng, Ph.D.2, as a magmatic nickel sulphide deposit associated with an ultramafic intrusion.  Known orebodies of this type are Voisey’s Bay (Labrador) and Lynn Lake (Manitoba).  The NI 43-101 resource reported by Golden Goose is shown in Table 3.

Table 3: Nisk-1 Resource3

Resource category	Tonnes (millions)	Ni %	Cu %	Co %	Pd (g/t)	Pt (g/t)
Measured	1.255	1.09	0.56	0.07	1.11	0.2
Indicated	0.783	1	0.53	0.06	0.91	0.29
Inferred	1.053	0.81	0.32	0.06	1.06	0.5

Please note that the qualified person was unable to verify this information, and that this information is not necessarily indicative of mineralization on the property.

 Spodumene: Lithium-bearing mineral
 In Trudel, P., 2008: Resource Estimate for the Nisk-1 Deposit, Lac Levac Property, Nemiscau, Quebec, NI 43-101 Technical Report.  Golden Goose Resources Inc., source: www.goldengooseres.com
 Source: Nemaska website www.nemaskaexploration.com/en/Our-Properties/Lac-Levac

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●	Volcanogenic Massive Sulphide (VMS) deposits
As the property covers part of the Lac des Montagnes volcano-sedimentary formation, volcanogenic massive sulphide (VMS) type deposits associated with metamorphosed intermediate-to-felsic volcanics should be considered.  Known examples of this type of deposit, albeit in less metamorphosed formations, are the Horne Mine in Rouyn-Noranda and the Matagami Lake Mine in Matagami.

●	Uranium and associated elements in pegmatites
A uranium–thorium occurrence was discovered around 1978 in a pegmatite with 1,189 ppm ThO2 and 565 ppm U3O8, approximately 15 km ENE of the property in a pegmatite located within the same gneissic formation.  It is identified on the map in Figure 6, “Property Geology and Diamond Drill Holes” as the Lac Arques SW occurrence.

●	Chromite deposits
Since the early sixties, chromite occurrences have been known to occur in the Lac des Montagnes area, close to the SE shore of Lac des Montagnes, at the base of an ultramafic intrusion west of the Abigail property.  Over the years, Noranda, Inco, Canex Placer, SDBJ, Freewest and Muscocho Explorations have worked on these chromite showings.  In 1978, SDBJ reported a grade of 30.87% Cr with 11.84% Fe in a grab sample, for a Cr/Fe ration of 2.6.  In 1988, Freewest obtained 36.55% Cr in a chip sample, over a length of 1.05 m.

9.0) EXPLORATION

From June 7 to 28, 2011, prospecting, reconnaissance geology and sampling were done on the Abigail property.  Nemaska Exploration, an exploration company not related to Tucana, executed the exploration work on behalf of Tucana.  Nemaska Exploration’s head office is located at 450, rue de la Gare du Palais, Québec (Québec) G1K 3X2.  For the exploration program on Abigail, Nemaska geologists were housed at CCDC1 camp, located at Nemiscau.  The exploration program was directed by Yvan Bussières, Ing., a consultant for Nemaska Exploration, and supervised by Yves Caron, M.Sc., Geo., Vice President Exploration for Nemaska.

 CCDC: Cree Construction and Development Corporation

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The purpose of the exploration program was mainly to locate mineralized pegmatites, but also any other kind of economic mineralization.  In all, 2005 GPS1 points were recorded, and 39 samples were taken and analyzed.

The exploration program was mainly a geological reconnaissance program.  Several short traverses were completed south of the Route du Nord, but the bulk of the work was concentrated on the part north of that same road.

The various parts of the property were accessed by boat and by foot.  All the pegmatite outcrops mapped were sampled and analyzed for 35 elements, namely: Li, Be, Ba, Ce, Co, Cr, Cs, Dy, Er, Eu, Ga, Gd, Hf, Ho, La, Lu, Mo, Nb, Nd, Pr, Rb, Sm, Sn, Sr, Ta, Tb, Th, Tl, Tm, U, V, W, Y, Yb and Zr.  Three amphibolite samples were assayed for Au, Pt, Pd, Ag, Al, As, B, Ba, Bi, Ca, Cd, Co, Cr, Cu, Fe, Ga, K, Mg, Mn, Mo, Na, Ni, P, S, Sb, Sc, Sr, Ti, V and Zn.

Several magnetic anomalies detected using a Beep-Mat2 were exposed, and were explained by primary magnetite in the rocks.  Many outcrops also contained hematite and magnetite.  A diabase dyke striking NW/SE crosses the west part of the property.  Generally, outcrops are oriented according to the regional foliation, from 050° to 070°.  No faults or major folding were observed in the field.

Two samples returned slightly anomalous results.  The first one, numbered 18070 (451,250E / 5,733,032N) is from a pegmatite visually containing 1% Mo, which returned 292 ppm Mo, 466 ppm Rb.  The second one, numbered 18005 (443782E / 5,728,239N), is from a pink pegmatite, and returned 151.5 ppm Nb, 24 ppm Sm and 147.5 ppm Ta.  Geology of the property is illustrated in figure 7: “Property Geology and outcrops visited”, and sample location is shown at figure 8.

10.0) DRILLING

No drilling has been completed by the issuer and no drilling was reported in the past.

 GPS: Global positioning system
 Beep–Mat: Low penetration portable EM system

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Figure 7: Property Geology and outcrops visited

N
W
E
S
5 735 000N
5 730 000N
5 725 000N
Lac Devoyau
Lac Saint-Simon
Rivière Nemiscau
Lac du Spodumène
Lac des Montagnes
Lacs Noirs
18070
292 ppm Mo, 466 ppm Rb
18005
151.5 ppm Nb,
24 ppm Sm,
147.5 ppm Ta
LITHOLOGIE MRNF
Pegmatite
Granite
Granodiorite
Granite porphyrique
Amphibolite
Diabase
Gneiss
Schiste
Paragneiss riche en quartz
Roche métasomatique à cordiérite et anthophyllite
LITHOLOGIE
Pegmatite
Granitoïde
Granitoïde riche en quartz
Gabbro
Diabase
Basalte
Amphibolite
Pyroxénite
Tuf à lapillis
Veine de quartz
Affleurement
Bloc
Contour d'affleurement
LÉGENDE
Propriété Abigail
Réseau routier
Ligne à haute tension
0 1 2 3 4 5
kilomètres

Tucana Lithium Inc.

PROPERTY GEOLOGY AND OUTCROPS VISITED

ABIGAIL PROPERTY

PREPARED BY: *SOLUMINES*
DATE: *2011/11/02*

Figure 7

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Figure 8: Samples location

N
S
W
E
5 735 000mN
5 730 000mN
5 725 000mN
440 000mE
445 000mE
450 000mE
Lac Devoyau
Lac Saint-Simon
Lac du Spodumène
Lac des Montagnes
Lacs Noirs
18071
18069
18070
292 ppm Mo, 466 ppm Rb
18018
18072
18017
18066
18015
18016
18065
18013
18014
18019
18055
18054
18056
18053
18068
18008
18063
18007
18064
18060
18006
18058
18059
18052
18051
18009
18012
18067
18002
18003
18057
18062
18004
18010
18001
18005
151.5 ppm Nb,
24 ppm Sm,
147.5 ppm Ta
LÉGENDE
Propriété Abigail
Réseau routier
Ligne à haute tension
Échantillon
kilomètres

Tucana Lithium Inc.

SAMPLE LOCATION
(all grab samples)

ABIGAIL PROPERTY

PREPARED BY: *SOLUMINES*
DATE: *2011/11/02*

Figure 8

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11.0) SAMPLE PREPARATION, ANALYSES AND SECURITY

11.1) Sampling method

All the samples taken were grab samples, chosen for their mineralization and/or alteration content, to evaluate their concentration in Au, Cu, Ni, Zn, Pb, Cr, Pd, Pt Ag, Co, Li and Be.  Samples were taken using a hammer and a cold chisel, then identified and put in a sample bag, which was then sealed.  Average sample weight was approximately 1 kg.  Grab sample locations were recorded using a Garmin GPS Map 60Cx GPS instrument.  The whole sampling process was under the supervision of a junior engineer or geologist.  The sample list was updated on a daily basis.

Samples were mainly taken from pegmatites, but also from granitoid, gabbro, basalts and diabases.  Samples were taken where mineralization was seen or suspected, like pegmatite and rusted and/or silicified zones, and when sulphides were observed.  A total of 39 samples were taken and sent for assaying.  Sampling was not systematic, but was representative of the mineralization observed.

11.2) Sample Preparation

Once at the Nemaska camp in Nemsicau, samples were put in bags, with 10 to 15 samples per bag. They were then sealed and transported to Chibougamau by Nemaska personnel.  In Chibougamau, they were left at the TJCM1 for preparation.  Here, each sample was crushed and pulverized.  The pulverized part is called the pulp.  Once ready, these pulps are sent to ALS Minerals in Val-d’Or using Expedibus Services.

11.3) Sample analysis

Samples were analyzed by ALS Minerals, located at 1322, rue Harricana, Val-d’Or (Québec), J9P 3X6.  The analytical methods used correspond to ALS code PGM-ICP23, ME-ICP41, ME-MS81, Li-OG63 and Be-ICP61.  The two first codes were only used on three samples to detect precious and base metals; the other three methods were used for the remaining 36 samples.

10 TJCM: Table Jamésienne de Concertation Minière (James Bay Joint Action Mining Committee)

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Preparation for platinum group element (PGE) and gold assaying was done using the PGM-ICP23 method, on an average sample weight of 30 g.  This is a lead fusion with an ICP-AES1 finish.  To detect the other elements, the pulverized fraction was analyzed for 35 elements using the ME-ICP41 method.  This method consists of an aqua regia2 digestion, with ICP-AES analysis.

Finally, the ME-MS81 method (33 elements analyzed) was mainly used for pegmatite samples.  This method is oriented towards the search for trace and rare-earth elements.  It uses a lithium borate fusion for digestion, followed by ICP-MS3 analysis.  Digestion using lithium borate fusion is recognized as more aggressive than aqua regia or four-acid4 digestion, which give a better result for refractory minerals.  The Li-OG63 and Be-ICP61 analytical methods with a four-acid digestion were chosen to assay for lithium and beryllium, which are not included in the ME-MS81 method.

11.4) Quality control procedures

The main quality control was the quality control done by the laboratory, which included re-analysis of samples, and analysis of blanks and standards.  The results obtained were satisfactory.  Internal control by Nemaska Exploration consisted of the insertion of two standard samples with a low lithium content; in this case, too, the assay results were as expected, showing the high quality of the analyses performed.

11.5) Author opinion on the adequacy of sample preparation, security and analytical procedure

The author has reviewed the sample preparation, security and analytical procedure used for the samples taken last summer on the Abigail property.  The author is of the opinion that no breach of security occurred and that Nemaska took all the necessary steps to keep the samples secure.  Sample preparation and analytical procedures were in accordance with standard industry practice and were adapted to the type of mineral sought.  Finally, the author is of the opinion that the results obtained are sound and reliable and were obtained in accordance with industry standards.

11 ICP-AES: Inductively coupled plasma atomic emission spectroscopy
12 Aqua regia: HNO3-HCl  1 :3
13 ICP-MS: Inductively coupled plasma masss spectrometry
14 Four-acid: HF-HNO3-HClO4-HCl.

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12.0) DATA VERIFICATION

During the site visit, the author verified several outcrops and all the witness samples taken during the geological survey.  All the observations made by the Nemaska geologist corresponded to those of the author.  The author is of the opinion that the data obtained by Tucana through the geological survey completed by Nemaska geologists is sound and reliable.

13.0) MINERAL PROCESSING AND METALLURGICAL TESTING

Mineral processing and metallurgical testing have never been done on the Abigail property.

14.0) MINERAL RESOURCE ESTIMATES

Mineral resources have never been estimated on the Abigail property.

15 TO 22: DO NOT APPLY TO THE ABIGAIL PROPERTY

The property is still at an early stage of exploration, and in this case items 15 to 22 do not apply to the Abigail property.

23.0) ADJACENT PROPERTIES

Nemaska Exploration’s Whabouchi property is adjacent to the Abigail property to the west.  The Whabouchi lithium deposit lies about 3 km west of the property.  Resources for the Whabouchi deposit have already been described in this report under Item 7.4, “Mineralized Zones”.

24.0) OTHER RELEVANT DATA AND INFORMATION

All the relevant data and information have been provided in the preceding sections.

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25.0) INTERPRETATION AND CONCLUSIONS

The Abigail property is an early stage exploration property.  However, it covers highly prospective ground, being located just 3 km east of the Whabouchi lithium deposit owned by Nemaska Exploration.  The most recent work by the Quebec Ministry of Natural resources consists of a magnetic/gradiometric airborne survey released in 2011.  This survey covers the entire area, including, of course, the Abigail property.

This survey is important, because it outlines the main magnetic features of the property.  We observe at least three families of magnetic lineaments.  The first is oriented at about 070°, and outlines the northern boundary of the Lac des Montagnes volcanic belt.  The second is oriented approximately at 040° and is located in the paragneiss.  The third is oriented NW/SE and has been mapped in the field as a regional diabase dyke.

At this point, the most interesting magnetic feature is the magnetic lineament located on the south part of the property, which appears to outline the northern boundary of the volcanic belt.  In 1987, Westmin detected several Dighem EM anomalies along this lineament, but did not follow up.  This horizon can be fertile, mainly for sulphide-type mineralization.

The geological reconnaissance survey conducted last summer by Nemaska Exploration on the north part of the property revealed two pegmatites with anomalous values.  One visually containing 1% Mo returned 292 ppm Mo and 466 ppm Rb, and the other returned 151.5 ppm Nb, 24 ppm Sm and 147.5 ppm Ta.  These are anomalous results that should be more thoroughly explored.

In conclusion, even at this early stage, we can see that Abigail property has good potential, mainly for rare earths in pegmatites and for sulphide deposits in volcanics.

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26.0) RECOMMENDATIONS

To fully explore the potential of the property, a two-phase program is recommended.  Work recommended in Phase I is as follows:

-The most recent airborne survey released in 2011 by the Quebec Ministry of Natural Resources did not include an EM survey, which can detect metallic mineralization.  At this point, the EM anomalies generated by the EM-Input airborne survey done by SDBJ in 1981 and the Dighem airborne survey done by Westmin in 1987 should be compiled and reinterpreted in light of the new airborne magnetic/gradiometric survey;

-Line cutting with lines cut every 100 m and picketed every 25 m, where coincident magnetic and EM anomalies are located.  A provision for 125 km of line cutting is suggested;

-Ground geophysics on the cut lines (magnetic and EM – MaxMin), to precisely locate the anomalies;

-Geology and prospecting on the cut lines, and continued reconnaissance on the north part of the property;

-Stripping and trenching on the sub-cropping anomalies;

-Finally, 2,000 m of diamond drilling is recommended to test the discovered anomalies.

If warranted by the results of Phase I, a second phase is recommended, including 5,000 m of drilling to test the targets identified in Phase I.

The proposed budget to complete both phases of the exploration program is shown on next page.

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Table 4: Budget

Phase I (Compilation, geophysical and geological surveys and sampling with 2000 m of drilling)
Work	Quantity	Unit	Unit cost	Total
Compilation of the EM Input (SDBJ) and Dighem (2007) anomalies (location of anomalies and interpretation)				$10,000

Line cutting (cut every 100 m and picketed every 25 m) on the main coincident Mag and EM anomalies. Provision of 125 km	125	km	$550	$68,750

Ground geophysics, EM (MaxMin) and Mag	125	km	$350	$43,750

Geology and prospecting on the cut lines and on the north part of the property (including room and board, transportation, etc.)				$100,000

Stripping, trenching and sampling, all inclusive				$50,000

Drilling on the target to be defined ($225/m, all inclusive)	2,000	m	$225	$450,000

Report update, NI 43-101 and for statutory purposes				$10,000

Contingency, estimated at 10%				$7, 250

			Total Phase I		$805,750

Phase II
Provision of 5,000 m of drilling to test the targets defined during Phase I	5000	m	$225	$1,125,000

Report update, NI 43-101 and for statutory purposes				$12,000

Contingency, estimated at 10%				$113,700
			Total Phase II		$1,250,700

			Total Phases I and II		$2,056,450

SOLUMINES	37

TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

27.0) REFERENCES

27.1) MRNFQ Reports

D’Amours, I., (2011): Levé magnétique aéroporté de la partie sud-est de la sous-province de Nemiscau et de la partie nord de la sous-province d’Opatica, Baie James, Québec.  MRNFQ, DP 2011-02.

Card, K.D., and Ciesielski, A., (1986): DNAG #1. Subdivisions of the Superior Province of the Canadian Shield. Geoscience Canada.

Hocq, M., (1994): La Province du Supérieur; in Géologie du Québec, (ed.) M. Hocq, P. Verpaelst, T. Clark, D. Lamothe, D. Brisebois, J. Brun, G. Martineau, Les publications du Québec, p. 7-20. MM94- 01.

Lamothe, D., (2009): Évaluation du potentiel minéral pour les gîtes porphyriques de Cu-Au +-Mo, de la Baie James.  MRNFQ EP 2009-01.

Moukshil, L.A., Legault, M., Boily, M., Doyon, J., Sawyer, E., et Davis, D.W., (2002): Synthèse géologique et métallogénique de la ceinture de roches vertes de la moyenne et de la basse Eastmain (Baie James). Ministère des Ressources Naturelles du Québec, ET 2002-06, ET 2007-01.

MRN (1998): Résultats d’analyse de sédiments de fond de lacs, grand nord du Québec. Ministère des Ressources Naturelles, Gouvernement du Québec, DP 98-01.

MRNF (2010): Résumés des conférences et des photoprésentations, Québec Exploration 2010. Ministère des Ressources Naturelles et de la Faune, Gouvernement du Québec, DV 2010-06.

Parent, M., (2011): Compilation géochronologique U-Pb des sous-provinces d’Ashuanipi, d’Opinaca d’Opatica et de La Grande.  MRNFQ., GM 65524.

Perreault, S., Houle, P., Doucet, P., Moorhead, J., Côté, S., Moukhsil, A., Lachance, S., Bellemare, Y., Togola, N., Gosselin, C., et Buteau, P., (2006): Rapport sur les activités d’exploration minière au Québec 2005, Ministère des Ressources Naturelles et de la Faune, DV 2006-01, 102 pages.

Valiquette, G.,  (1975): Rapport géologique, Région de la rivière Némiscau, Ministère des Richesses Naturelles, Direction générale des mines, RG 158.

Valiquette, G., (1965): Preliminary Report, Geology of Cramoisy Lake Area, Mistassini Territory. Department of Natural Resources, Quebec, RP 534.

Valiquette, G., (1964): Preliminary Report, Geology of Lemare Lake Area, Mistassini Lake Territory. Department of Natural Resources, Quebec, RP 518.

SOLUMINES	38

TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

27.2) Assessment Reports

Beaupré, M.A., 2007: Évaluation du potentiel minier de la propriété du Lac Levac, située sur le territoire de la Baie James.  Rapport technique NI 43-101, Golden Goose Resources, le 16 juillet 2007, filed on www.sedar.com

Betz, J., (1987): Geophysical Review and Recommendations, Lac Noir Claim Block Nemiscau Project, Québec. Westmin Resources, GM 46064.

Boivin, M., (2010): Helicopter-borne magnetic gradiometer survey, Nemiscau, Quebec, NTS map 32O12, Whabouchi project.  Nemaska Exploration Inc.  GM 65145.

Boivin, M., (2009): Advanced interpretation report of airborne geophysical surveys, Lac Arques property, Quebec, Canada.  Nemaska Exploration Inc., GM 64856.

Bussières, Y., Binnion, L., (2010): Propriété Lac Levac, propriété Lac Arques, région de Némiscau, rapport de géologie et prospection.  Partie sud-ouest des propriétés Lac Levac et Lac Arques.  Été 2010., Nemaska Exploration Inc., GM 65335.

Fortin, R., (1981): Rapport final, levé géophysique aéroporté, régions de Elmer Eastmain, Lac des Montagnes, Lac du Glas, projet S80-5117 par Questor Surveys Ltd et Les Relevés Géophysiques Inc. S.D.B.J., GM 38445.

Kilty, S.J., (1987): Dighem III survey of the Nemiscau area Quebec, for Westmin resources Ltd.,  GM 44340.

Laferrière, A., (2010): NI 43-101 Technical Report, Mineral Resource Estimation, Whabouchi Lithium Deposit, prepared by SGS Canada Inc. (Geostat) for Nemaska Exploration Inc. www.sedar.com

McConnell, T.J., (1987): Dighem III survey, for Westmin Resources Ltd., Nemiscau Project Quebec by Dighem Surveys and Processing Inc., GM 45242.

Raymond, D., Théberge, D., 2009: NI 43-101 Qualifying Report, Pertaining to: The Lac Arques Property, James Bay Area NTS Sheets 32O/11, 32O/12, 32O/13 and 32O/14, October 5, 2009.  Prepared for Nemaska Exploration Inc. and filed on www.sedar.com

Moreau, A., (2008): Interprétation des zones d’affleurements, projet Baie James, Baie James, Québec, Canada.  Rapport soumis à Exploration Nemaska Inc., GM 64645.

O’Connor, A., (1988): Assessment report on the 1988 work., Nemiscau area, Quebec.  Lac Noir claim block.  Westmin Resources Ltd.  GM 47923.

Paul, R., (2009): Helicopter-borne magnetic and gamma ray spectrometry geophysical survey, Nemiscau, Quebec.  NTS map sheets 32O11, 32O12, 32O13 and 32O14.  Data acquisition report.  Lac Arques project, preliminary.  GM 64761.

Robinson, D., 1986: Assessment report on the 1986 work.  Nemiscau area, Quebec.  La Hutte and Lac Noir claim blocks.  NTS 32O11, 12, 14, for Westmin Resources Ltd.  GM 44406.

Théberge, D., (2010): Abigail Property, Executive Summary. Prepared by Solumines.

SOLUMINES	39

TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

Théberge, D., 2009: NI 43-101 Qualifying Report, Pertaining to: The Whabouchi Property, James Bay Area NTS Sheets 32O/12, October 2, 2009.  Prepared for Nemaska Exploration Inc. and filed on www.sedar.com, GM 64710.

Théberge, D., (2008): NI 43-101 qualifying report, pertaining to The Lac Arques property, James Bay area, NTS sheets 32O11, 32O12, 32O13 and 32O14.  Prepared for James Bay Resources.  GM 64481.

Trudel, P., 2008: Resource Estimate for the Nisk-1 Deposit, Lac Levac Property, Nemiscau, Quebec, NI 43-101 Technical Report.  Golden Goose Resources Inc., June 2008, filed on www.sedar.com  GM 63867.

27.3) Geoscientific Papers

Sinclair, W.D., (1996): Pegmatites granitiques; dans Géologie des types de gîtes minéraux du Canada, rév. par O.R. Eckstrand, W.D. Sinclair et R.I. Thorpe, Commission géologique du Canada, Géologie du Canada, n°8; (aussi The Geology of North America, vol. P-1, Geological Society of America).

SOLUMINES	40

TUCANA LITHIUM CORP.	NI 43-101 TECHNICAL REPORT, ABIGAIL PROPERTY

SCHEDULE 1

CLAIMS LIST

SOLUMINES	41

NTS Sheet	Title #	Expiry date	Area (Ha)	Accumulated work	Required work	Mining duties	Claim holder
SNRC 32O12	2198771	January 11, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2198772	January 11, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2198773	January 11, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2198774	January 11, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2198775	January 11, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202065	January 19, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202066	January 19, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202067	January 19, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202068	January 19, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202069	January 19, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202070	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202071	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202072	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202073	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202074	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202075	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202076	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202077	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202078	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202079	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202080	January 19, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202081	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202082	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202083	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202084	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202085	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202086	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202087	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202088	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202089	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202090	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202091	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202092	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202093	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202094	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202095	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202096	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202097	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202098	January 19, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202099	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202100	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202101	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202102	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202103	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2202104	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202105	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202106	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202107	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202108	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202109	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202110	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202111	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202112	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202113	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202114	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202115	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202116	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202117	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202118	January 19, 2012	53.32	$0	$1,200	$53	Tucana Exploration Inc.

NTS Sheet	Title #	Expiry date	Area (Ha)	Accumulated work	Required work	Mining duties	Claim holder
SNRC 32O13	2202119	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202120	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202121	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202122	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202123	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202124	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202125	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202126	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202127	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202128	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202129	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202130	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202131	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202132	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202133	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202134	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202135	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202136	January 19, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202137	January 19, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202138	January 19, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202139	January 19, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202140	January 19, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202141	January 19, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202142	January 19, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202143	January 19, 2012	53.29	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2202144	January 19, 2012	53.29	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2223068	April 27, 2012	53.31	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2223069	April 27, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2223070	April 27, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2223071	April 27, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O13	2223072	April 27, 2012	53.3	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223683	April 28, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223684	April 28, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223685	April 28, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223686	April 28, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223687	April 28, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223688	April 28, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223689	April 28, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223690	April 28, 2012	53.41	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223691	April 28, 2012	53.41	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223692	April 28, 2012	53.41	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223693	April 28, 2012	53.41	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223694	April 28, 2012	53.41	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223695	April 28, 2012	53.41	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223696	April 28, 2012	53.4	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223697	April 28, 2012	53.4	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223698	April 28, 2012	53.4	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223699	April 28, 2012	53.4	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223700	April 28, 2012	53.4	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223701	April 28, 2012	53.39	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223702	April 28, 2012	53.39	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223703	April 28, 2012	53.39	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223704	April 28, 2012	53.39	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223705	April 28, 2012	53.38	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223706	April 28, 2012	53.38	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223707	April 28, 2012	53.38	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223708	April 28, 2012	53.38	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223709	April 28, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223710	April 28, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.

NTS Sheet	Title #	Expiry date	Area (Ha)	Accumulated work	Required work	Mining duties	Claim holder
SNRC 32O12	2223711	April 28, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223712	April 28, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223713	April 28, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223714	April 28, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2223715	April 28, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229259	May 4, 2012	53.38	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229260	May 4, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229261	May 4, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229262	May 4, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229263	May 4, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229264	May 4, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229265	May 4, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229266	May 4, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229267	May 4, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229268	May 4, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229269	May 4, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229270	May 4, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229271	May 4, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229272	May 4, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229273	May 4, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229274	May 4, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229275	May 4, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229276	May 4, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229277	May 4, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229278	May 4, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229279	May 4, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229280	May 4, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229850	May 5, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229851	May 5, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229852	May 5, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229853	May 5, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229854	May 5, 2012	53.37	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229855	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229856	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229857	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229858	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229859	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229860	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229861	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229862	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229863	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229864	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229865	May 5, 2012	53.36	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229866	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229867	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229868	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229869	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229870	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229871	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229872	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229873	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229874	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229875	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229876	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229877	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229878	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229879	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229880	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229881	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.

NTS Sheet	Title #	Expiry date	Area (Ha)	Accumulated work	Required work	Mining duties	Claim holder
SNRC 32O12	2229882	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229883	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229884	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229885	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229886	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229887	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229888	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229889	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229930	May 5, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229931	May 5, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229932	May 5, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229933	May 5, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229934	May 5, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229935	May 5, 2012	53.44	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229936	May 5, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229937	May 5, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229938	May 5, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229939	May 5, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229940	May 5, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229941	May 5, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229942	May 5, 2012	53.43	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229943	May 5, 2012	53.42	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229944	May 5, 2012	53.41	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229945	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229946	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229947	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229948	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229949	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229950	May 5, 2012	53.35	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229951	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229952	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229953	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229954	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229955	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229956	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229957	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229958	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229959	May 5, 2012	53.34	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229960	May 5, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229961	May 5, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229962	May 5, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229963	May 5, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229964	May 5, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229965	May 5, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
SNRC 32O12	2229966	May 5, 2012	53.33	$0	$1,200	$53	Tucana Exploration Inc.
Total 222 claims			11844.52	$0	$266,400	$11,766